Employment Agreement (the "Agreement"), dated as of November 22, 2004, by and between Merisel, Inc., a Delaware corporation (the "Company"), and Donald R. Uzzi (the "Executive").

     WHEREAS, the Company desires to employ the Executive and the Executive is willing to serve as an employee of the Company, subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:

     1. Employment and Duties.

     (a) General. The Executive shall serve as President and Chief Executive Officer of the Company. The Executive shall have such duties and responsibilities, commensurate with the Executive's position, and such other duties and responsibilities as may be assigned to the Executive from time to time by the Board of Directors (the "Board") of the Company. During the Term (as defined below), the Company shall, subject to its fiduciary duties, use its best efforts to include the Executive in management's nominees for election, and recommend the election of the Executive, as a member of the Board.

     (b) Exclusive Services. For so long as the Executive is employed by the Company, the Executive shall devote his full working time to his duties and responsibilities hereunder, shall faithfully serve the Company, shall in all respects comply with the lawful and good faith directions and instructions given to him by the Board and shall use his best efforts to promote and serve the interests of the Company. Further, the Executive shall not, directly or indirectly, render services to any other person or organization without the written consent of the Board or otherwise engage in activities that would interfere with his faithful performance of his duties and responsibilities hereunder. Notwithstanding the foregoing, the Executive may (i) serve on corporate, civic or charitable boards or engage in charitable activities without remuneration therefore and (ii) manage personal investments, provided that such activity does not contravene the first sentence of this Section 1(b) or Section 6 below.

     (c) Place of Employment. The Executive's initial principal place of employment shall be at the Company's current location in El Segundo, CA (the "Current Location"). The Executive understands that it is the intention of the Company to move from the Current Location and acknowledges and agrees that his principal place of employment will be any location to which the Company may move at any time in its sole discretion. The Executive shall be available for reasonable travel as the needs of the business require.

     2. Term of Employment. The Executive's employment under this Agreement shall commence as of November 22, 2004 (the "Effective Date") and shall terminate on the earlier of (i) the third anniversary of the Effective Date and
(ii)  the  termination  of the  Executive's  employment  under  this  Agreement;

provided, however, that the term of the Executive's employment shall be automatically extended without further action of either party for additional one year periods, unless written notice of either party's intention not to extend has been given to the other party at least 90 days prior to the expiration of the then effective term. The period from the Effective Date until the termination of the Executive's employment under this Agreement is hereinafter referred to as the "Term". A notice delivered by the Company that it does not intend to extend the term of this Agreement shall hereinafter be referred to as a "Nonrenewal Notice".

     3. Compensation and Benefits. Subject to the provisions of this Agreement, the Company shall pay and provide the following compensation and benefits to the Executive during the Term as compensation for services rendered hereunder:

     (a) Base Salary. The Company shall pay to the Executive an annual salary (the "Base Salary") at the rate of $200,000 per year. The Base Salary shall be payable in equal installments in accordance with the Company's payroll practices in effect at the time of payment. The Base Salary may be increased as the Board or the compensation committee thereof (the "Compensation Committee") determines in its sole discretion.

     (b) Base Salary Increase. Notwithstanding the foregoing, the Base Salary shall be automatically increased in the amounts, and upon the occurrence of any events, set forth in this Section 3(b). Upon the attainment by the Company of earnings before taxes ("EBT") of at least $12 million on a rolling four-quarter basis, the Base Salary shall be increased to $450,000. Upon the attainment by the Company of EBT of at least $15 million on a rolling four-quarter basis, the Base Salary shall be increased to $500,000. In the event that prior to the attainment of either EBT goal set forth above there is a consummation of a Transaction (as defined below) the Base Salary shall be increased to $400,000 on the date of consummation of such Transaction. For purposes of this Agreement a "Transaction" shall mean the acquisition by the Company of any entity as approved by the Board.

     (c) Bonus. The Executive shall be eligible for an annual bonus (the "Annual Bonus") with a target level of 100% of the Base Salary that may be awarded by the Board or the Compensation Committee in their sole discretion. Notwithstanding the foregoing, the Annual Bonus for calendar year 2005 shall be not less than 50% of the Base Salary. The Annual Bonus shall be based on such criteria as determined by the Board or the Compensation Committee in their sole discretion; provided, however, that such criteria shall include achievement of the Company's forecasted EBITDA in the financial plan approved by the Board. The Board or the Compensation Committee may award such other bonus payments as they determine in their sole discretion.

     (d) Stock Option Grant. On the Effective Date, the Executive shall be granted options (the "Effective Date Stock Options") to purchase 300,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the 1997 Stock Award and Incentive Plan (the "Stock Plan") in three tranches (each, an "Option Tranche") as follows: (i) 100,000 Effective Date Stock Options at an exercise price of $5.00, (ii) 100,000 Effective Date Stock Options at an exercise price of $8.00 and (iii) 100,000 Effective Date Stock Options at an exercise price of $12.00. 50% of the Effective Date Stock Options in each Option Tranche shall be vested on the first anniversary of the Effective Date and the remaining Effective Date Stock Options in each Option Tranche shall vest in two equal annual installments commencing on the second anniversary of the Effective Date. The Effective Date Stock Options shall be subject to the additional terms and conditions set forth in the Stock Plan and the Stock Option Agreement to be entered into between the Executive and the Company. The Board and the Compensation Committee may, in their sole discretion, award the Executive additional grants of options to purchase shares of Common Stock based on the Executive's performance.

     (e) Restricted Stock Grant. On the Effective Date, the Executive shall be granted 150,000 restricted shares of Common Stock (the "Effective Date Restricted Stock") pursuant to the Stock Plan. 50% of the shares of Effective Date Restricted Stock shall vest on the first anniversary of the Effective Date and the remaining shares of Effective Date Restricted Stock shall vest in two equal annual installments commencing on the second anniversary of the Effective Date. The shares of Effective Date Restricted Stock shall be subject to the additional terms and conditions set forth in the Stock Plan and the Restricted Stock Award Agreement to be entered into between the Executive and the Company. The Board and the Compensation Committee may, in their sole discretion, award the Executive additional grants of shares of restricted stock based on the Executive's performance.

     (f) Benefit Plans. During the Term the Executive shall be entitled to participate, on the same basis and at the same level as other senior officers of the Company in any benefit plans, programs and arrangements of the Company in accordance with the terms of such plans, programs and arrangements, as may be amended from time to time.

     (g) Expenses. The Company shall reimburse the Executive for reasonable travel and other expenses incurred by the Executive in the fulfillment of his duties hereunder upon presentation of written documentation thereof, in accordance with the applicable expense reimbursement policies and procedures of the Company as in effect from time to time.

     (h) Vacation. The Executive shall be entitled to four weeks vacation per calendar year. The date or dates of such vacations shall be selected by the Executive having reasonable regard to the needs of the Company.

     (i) Relocation. On the Effective Date, the Executive shall receive a relocation allowance of $100,000 for expenses associated with the relocation of his family and moving of his household goods and furnishings to a new residence.

     4.  Termination of Employment.

     (a) Termination due to Nonrenewal. If the Executive's employment is terminated following the Company's delivery to the Executive of a Nonrenewal Notice, subject to the Executive's execution of a general release of claims against the Company and its subsidiaries and affiliates (the "Company Group") in a form satisfactory to the Company, the Executive shall be entitled to a pro rata portion (determined based on a fraction, the numerator of which is the number of days from the start of the calendar year to the date of such termination and the denominator of which is 365 days) of the Annual Bonus, based upon the attainment of the applicable criteria up to the date of such termination (the "Pro Rata Annual Bonus"), for the calendar year in which such termination occurs, payable at the time Annual Bonuses are generally paid. The Executive shall also be entitled to any Annual Bonus for a completed calendar year that has been accrued but not yet paid at the time of such termination. Vested Effective Date Stock Options shall remain exercisable for 90 days following the date of such termination and any vested Effective Date Stock Options not exercised within such time shall terminate. The Executive shall have no further right to receive any other compensation or benefits after such termination.

     (b) Termination for Cause. If, prior to the expiration of the Term, the Company terminates the Executive's employment for Cause (as defined below), the Executive shall only be entitled to payment of earned and unpaid Base Salary through the date of termination. All vested and unvested Effective Date Stock Options shall immediately terminate, and all vested and unvested Restricted Stock shall be immediately forfeited. The Executive shall have no further right to receive any other compensation or benefits after such termination.

     For purposes of this Agreement "Cause" shall mean: (i) any act or omission that constitutes a material breach by the Executive of any of his obligations under this Agreement; (ii) the willful and continued failure or refusal of the Executive to satisfactorily perform the duties reasonably required of him as an employee of the Company; (iii) the Executive's conviction of, or plea of nolo contendere to, any felony or another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or otherwise impair or impede its operations; (iv) the Executive's engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company Group;
(v) the Executive's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (vi) the Executive's refusal to following the directions of the Board; or (vii) any other willful misconduct by the Executive which is materially injurious to the financial condition or business reputation of the Company Group.

     (c) Termination Due to Death or Disability. If prior to the expiration of the Term, the Executive's employment is terminated due to death or Disability (as defined below), subject to the Executive's or the Executive's beneficiaries' execution of a general release of claims against the Company Group in a form satisfactory to the Company, the Executive or the Executive's estate shall be entitled to (i) the Pro Rata Annual Bonus for the calendar year in which such termination occurs, payable at the time Annual Bonuses are generally paid, and
(ii) a continuation of his Base Salary for a period of 60 days commencing on the date of termination, payable in accordance with the second sentence of Section 3(a). The Executive shall also be entitled to any Annual Bonus for a completed calendar year that has been accrued but not yet paid at the time of such termination. All unvested Effective Date Stock Options shall immediately terminate and all unvested Effective Date Restricted Stock shall be immediately forfeited; provided, however, that in the event such termination occurs prior to the first anniversary of the Effective Date, 25,000 Effective Date Stock Options in each Option Tranche and 37,500 shares of Effective Date Restricted Stock shall become fully vested. Vested Effective Date Stock Options shall remain exercisable for 90 days following the date of such termination and any vested Effective Date Stock Options not exercised within such time shall terminate. For purposes of this Agreement "Disability" shall have the meaning set forth in the Company's Long-Term Disability Plan.

     (d) Resignation by Executive. If, prior to the expiration of the Term, the Executive resigns from his employment hereunder other than for Good Reason (as defined below), the Executive shall only be entitled to payment of unpaid Base Salary through the date of such resignation. All unvested Effective Date Stock Options shall immediately terminate and all unvested Effective Date Restricted Stock shall be immediately forfeited. Vested Effective Date Stock Options shall remain exercisable for 90 days following the date of the Executive's resignation and any vested Effective Date Stock Options not exercised within such time shall terminate. The Executive shall have no further right to receive any other compensation or benefits after a resignation of employment.

     (e) Termination without Cause. If, prior to the expiration of the Term, the Executive's employment is terminated by the Company without Cause, subject to the Executive's execution of a general release of claims against the Company Group in a form satisfactory to the Company, the Executive will be entitled to
(i) the Pro Rata Annual Bonus for the calendar year in which such termination occurs, payable at the time Annual Bonuses are generally paid, (ii) a continuation of his Base Salary for a period commencing on the date of termination and ending on the later of (x) the first anniversary of the date of termination and (y) the remaining period of the Term, payable in accordance with the second sentence of Section 3(a). The Executive shall also be entitled to any Annual Bonus for a completed calendar year that has been accrued but not yet paid at the time of such termination. A pro rata portion (determined based on a fraction, the numerator of which is the number of days from the most recent anniversary of the Effective Date to the date of such termination and the denominator of which is 365 days) of (x) the unvested Effective Date Stock Options in each Option Tranche and (y) the shares of Effective Date Restricted Stock that were scheduled to have vested on the anniversary of the Effective Date next following the date of termination shall become immediately vested. In the event such termination occurs prior to the first anniversary of the Effective Date, (i) 25,000 of the Effective Date Stock Options in each Option Tranche and 37,500 shares of Effective Date Restricted Stock shall become fully vested and (ii) a pro rata portion of the remaining unvested Effective Date Stock Options in each Option Tranche and the remaining Effective Date Restricted Stock that were scheduled to have vested on the first anniversary of the Effective Date shall become immediately vested. All unvested Effective Date Stock Options shall immediately terminate and all unvested Effective Date Restricted Stock shall be immediately forfeited. Vested Effective Date Stock Options shall remain exercisable for 90 days following the date of the Executive's termination and any vested Effective Date Stock Options not exercised within such time shall terminate. The Executive shall have no further right to receive any other compensation or benefits after such termination of employment.

     (f) Termination or Resignation following a Change in Control. In the event that during the one-year period immediately following a Change in Control (as defined below) the Executive's employment is terminated by the Company without Cause or the Executive resigns for Good Reason, subject to the Executive's execution of a general release of claims against the Company Group in a form satisfactory to the Company, the Executive will be entitled to (i) the Pro Rata Annual Bonus for the calendar year in which such termination or resignation occurs, payable at the time Annual Bonuses are generally paid, and (ii) a continuation of his Base Salary for a period commencing on the date of such termination or resignation and ending on the later of (x) the second anniversary of the date of such termination or resignation and (y) the remaining period of the Term, payable in accordance with the second sentence of Section 3(a). The Executive shall also be entitled to any Annual Bonus for a completed calendar year that has been accrued but not yet paid at the time of such termination. All outstanding unvested Effective Date Stock Options and all outstanding unvested Restricted Stock shall become fully vested. Vested Effective Date Stock Options shall remain exercisable for 90 days following the date of such termination or resignation and any vested Effective Date Stock Options not exercised within such time shall terminate.

     For purposes of this Agreement, "Change in Control" shall mean the occurrence of any one or more of the following events: (i) when a "person" (as defined in Section 3(a)(9) of the Exchange Act), other than any of the direct or indirect members of Phoenix Acquisition Company II, L.L.C. as of the date hereof (the "Phoenix Owners"), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of either (x) the then outstanding Common Stock or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board (the "Company Incumbent Director") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to be a Company Incumbent Director if such director was elected by, or on the recommendation of or with the approval of at least two-thirds of the directors of the Company who then qualified as Company Incumbent Directors; (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Business Combination"), in each case with respect to which the direct or indirect beneficial owners of the Common Stock immediately prior to such transaction do not, immediately after such transaction, own directly or indirectly more than 50% of the combined voting power of the Company or other corporation resulting from such Business Combination of the voting securities of the Company; (iv) the consummation of a plan of complete liquidation or dissolution of the Company; or (v) the sale or other disposition of all or substantially all of the assets of the Company to an entity other than (x) the Phoenix Owners or (y) an affiliate of the Company. Notwithstanding the foregoing, a Transaction shall not be deemed a Change in Control.

     For purposes of this Agreement "Good Reason" shall mean following a Change of Control: (i) a decrease in the Executive's Base Salary or a failure by the Company to pay material compensation due and payable to the Executive in connection with his employment; (ii) a diminution of the responsibilities, positions or titles of the Executive from those set forth in this Agreement;
(iii) the Company requiring the Executive to be based at any office or location more than 50 miles from the Executive's principal place of employment (other than as set forth in Section 1(b) above); or (iv) a material breach by the Company of any term or provision of this Agreement; provided, however, that no event or condition described in clauses (i) through (iv) shall constitute Good Reason unless (x) the Executive gives the Company written notice of his intention to terminate his employment for Good Reason and the grounds for such termination and (y) such grounds for termination (if susceptible to correction) are not corrected by the Company within 20 days of its receipt of such notice.

     (g) Resignation from Directorships and Officerships. The termination of the Executive's employment for any reason shall constitute the Executive's resignation from (i) any director, officer or employee position the Executive has with the Company and (ii) all fiduciary positions (including as a trustee) the Executive holds with respect to any employee benefit plans or trusts established by the Company. The Executive agrees that this Agreement shall serve as written notice of resignation in this circumstance.

     5. Confidentiality.

     (a) Confidential Information. The Executive agrees, that he shall not, at any time during the Term or thereafter, except in performance of his obligations to the Company hereunder or with the prior written consent of the Company, directly or indirectly, reveal to any person, entity or other organization or use for his own benefit any information deemed to be confidential by the Company ("Confidential Information") relating to the assets, liabilities, employees, goodwill, business or affairs of the Company Group, including, without limitation, any information concerning past, present or prospective customers, suppliers, marketing data, or other confidential information used by, or useful to, the Company and known to the Executive by reason of his service to, shareholdings in or other association with the Company, provided that such Confidential Information does not include (i) information that is in the public domain through no fault of the Executive; (ii) information approved for release by written authorization of the Company; or (iii) information that may be required by law or an order of any court, agency or proceeding to be disclosed.

     (b) Exclusive Property. The Executive confirms that all Confidential Information is and shall remain the exclusive property of the Company Group. All business records, papers and documents kept or made by the Executive relating to the business of the Company Group shall be and remain the property of the Company Group. Upon the request and at the expense of the Company Group, the Executive shall promptly make all disclosures, execute all instruments and papers and perform all acts reasonably necessary to vest and confirm in the Company Group, fully and completely, all rights created or contemplated by this
Section 5.

     6. Restrictions on Competitive Activity. The Executive agrees that, for a period commencing on the Effective Date and ending on the second anniversary of the date of the Executive's termination of employment for any reason (the

"Restricted Period") the Executive shall not, without the prior written consent of the Company, directly or indirectly, and whether as principal or investor or as an employee, officer, director, manager, partner, consultant, agent or otherwise, alone or in association with any other person, firm, corporation or other business organization, carry on a Competing Business (as defined below) in any geographic area in which the Company Group has engaged, in a Competing Business. For purposes of this Agreement a "Competing Business" means any business engaged in by the Company Group within 12 months of the Executive's termination of employment or in which the Company Group plans to be engaged, so long as the Executive is directly involved in such business or planned business on behalf of the Company Group; provided, however, that nothing herein shall limit the Executive's right to own not more than 1% of any of the debt or equity securities of any business organization that is then filing reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

     7. Restrictions on Solicitation. The Executive agrees that, during the Restricted Period, the Executive shall not, directly or indirectly, (a) interfere with or attempt to interfere with the relationship between any person who is, or was during the then most recent six-month period, an employee, officer, representative or agent of the Company Group and any member of the Company Group, or solicit, induce or attempt to solicit or induce any of them to leave the employ of any member of the Company Group or violate the terms of their respective contracts, or any employment arrangements, with such entities; or (b) induce or attempt to induce any customer, client, supplier, licensee or other business relation of any member of the Company Group to cease doing business with any member of the Company Group, or in any way interfere with the relationship between any member of the Company Group and any customer, client, supplier, licensee or other business relation of any member of the Company Group. As used herein, the term "indirectly" shall include, without limitation, the Executive's permitting the use of the Executive's name by any competitor of any member of the Company Group to induce or interfere with any employee or business relationship of any member of the Company Group.

     8. Assignment of Developments. All Developments (as defined below) that are at any time made, conceived or suggested by the Executive, whether acting alone or in conjunction with others, during or as a result of the Executive's employment with the Company, shall be the sole and absolute property of the Company, free of any reserved or other rights of any kind on the Executive's part. During the Executive's employment and, if such Developments were made or conceived by the Executive during or as a result of the Executive's employment with the Company thereafter, the Executive shall promptly make full disclosure of any such Developments to the Company and, at the Company's cost and expense, do all acts and things (including, among others, the execution and delivery under oath of patent and copyright applications and instruments of assignment) reasonably deemed by the Company to be necessary or desirable at any time in order to effect the full assignment to the Company of the Executive's right and title, if any, to such Developments. For purposes of this Agreement, "Developments" shall mean all data, discoveries, findings, reports, designs, plans, inventions, improvements, methods, practices, techniques, developments, programs, concepts, and ideas, whether or not patentable, relating to the present or planned activities, or future activities of which the Executive is aware, or the products and services of the Company.

     9.  Remedies.

     (a) Injunctive Relief. Without intending to limit the remedies available to the Company Group, the Executive agrees that a breach of any of the covenants contained in Sections 5, 6, 7 and 8 of this Agreement may result in material and irreparable injury to the Company Group for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, any member of the Company Group shall be entitled to seek a temporary restraining order or a preliminary or permanent injunction, or both, without bond or other security, restraining the Executive from engaging in activities prohibited by the covenants contained in Sections 5, 6, 7 and 8 of this Agreement or such other relief as may be required specifically to enforce any of the covenants contained in this Agreement. Such injunctive relief in any court shall be available to the Company Group in lieu of, or prior to or pending determination in, any arbitration proceeding.

     (b) Extension of Restricted Period. In addition to the remedies the Company may seek and obtain pursuant to this Section 9, the Restricted Period shall be extended by any and all periods during which the Executive shall be found to have been in violation of the covenants contained in Sections 5, 6, 7 or 8 of this Agreement.

     10. Investor's Rights Agreement. The Executive and the Company shall enter into an Investor's Rights Agreement in a form reasonably acceptable to the Company.

     11. No Conflicting Agreement. The Executive represents and warrants to the Company that the Executive is not a party to any agreement, whether written or oral, that would be breached by or would prevent or interfere with the execution by the Executive of this Agreement or the fulfillment by the Executive of the Executive's obligations hereunder.

     12. Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets shall be made, to assure payment.

     13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement or otherwise in connection with the Executive's employment by the Company that cannot be mutually resolved by the parties to this Agreement and their respective advisors and representatives shall be settled exclusively by arbitration in the state in which the Company is located at the time of the commencement of the arbitration and in accordance with the rules of the American Arbitration Association before one arbitrator of exemplary qualifications and stature, who shall be selected jointly by an individual to be designated by the

Company and an individual to be selected by the Executive, or if such two individuals cannot agree on the selection of the arbitrator, who shall be selected by the American Arbitration Association.

     14. Nonassignability; Binding Agreement. This Agreement and any and all rights, duties, obligations or interests hereunder shall not be assignable or delegable by the Executive. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company and the Executive's heirs and the personal representatives of the Executive's estate.

     15. Withholding. Any payments made or benefits provided to the Executive under this Agreement shall be reduced by any applicable withholding taxes or other amounts required to be withheld by law or contract.

     16. Amendment; Waiver. This Agreement may not be modified, amended or waived in any manner, except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

     17. Governing Law. All matters affecting this Agreement, including the validity thereof, are to be governed by, and interpreted and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

     18. Notices. All notices or communications hereunder shall be in writing, addressed as follows:

     To the Company:

     Merisel, Inc.
     200 Continental Boulevard
     El Segundo, CA  90245
     Attn: Legal Manager

     To the Executive:

     Mr. Donald Uzzi
     Merisel, Inc.
     200 Continental Boulevard
     El Segundo, CA  90245


     All such notices shall be conclusively deemed to be received and shall be effective (i) if sent by hand delivery, upon receipt or (ii) if sent by electronic mail or facsimile, upon receipt by the sender of such transmission.

     19. Entire Agreement; Supersedes Previous Agreements. This Agreement contains the entire agreement and understanding of the parties hereto with respect to the matters covered herein and supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings shall have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing shall have no further rights or obligations thereunder.

     20. Severability. If a court of competent jurisdiction determines that any term or provision hereof is invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired and (ii) such court shall have the authority to replace such invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     21. Counterparts. This Agreement may be executed by either of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     22. Headings. The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer pursuant to the authority of its Board, and the Executive has executed this Agreement, as of the day and year first written above.


                             MERISEL, INC.


                                   /s/ Albert J. Fitzgibbons
                                By:------------------------------
                             Name: Albert J. Fitzgibbons
                            Title: Co-Chairman of the Board of Directors


                             EXECUTIVE


                                   /s/ Donald R. Uzzi
                               By: -----------------------------
                                   Donald R. Uzzi